OPPENHEIMER CONCENTRATED GROWTH FUND

Supplement dated June 18, 2002 to the

Prospectus dated February 28, 2002

The section titled “Portfolio Managers” on page 9 is deleted and replaced with the following:

     Portfolio Managers. The Fund's portfolio is managed by Bruce Bartlett and James F. Turner, II. Mr. Bartlett is a Senior Vice President of the Manager and a Vice President of the Fund and serves as an officer and portfolio manager of other Oppenheimer funds. Mr. Turner is a Vice President of the Manager and serves as an officer and portfolio manager of other Oppenheimer funds. Previously, he was a portfolio manager for Technology Crossover Ventures from May 2000 through March 2001. Mr. Bartlett joined the Manager in 1995 and became a Senior Vice President in 1999. Mr. Turner joined the Manager in 1996 and became a Vice President in March 2001.

June 18, 2002                                                                                                                                     PS0715.007